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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):
                                DECEMBER 6, 2002






                                CLARUS CORPORATION
             (Exact name of Registrant as specified in its charter)


            DELAWARE                  0-24277                58-1972600
(State or other jurisdiction of    (Commission             (IRS Employer
 incorporation or organization)       File No.)          Identification No.)


                               One Pickwick Plaza
                               Greenwich, CT 06830
          (Address of principal executive offices, including zip code)
                                 (203) 302-2000
              (Registrant's telephone number, including area code)



          (Former name or Former Address if Changed Since Last Report)


                             3970 Johns Creek Court
                                   Suite 100
                             Suwanee, Georgia 30024


================================================================================

ITEM 2.    Acquisition Or Disposition Of Assets

           On December 6, 2002, Clarus Corporation ("Clarus" or the "Company") consummated the sale of substantially all of the assets of its electronic commerce business (the "Asset Sale" or the "Sale") to Epicor Software Corporation ("Epicor") for a purchase price, determined through arms-length negotiation of the parties, of $1.0 million in cash, pursuant to the terms of an Asset Purchase Agreement, dated as of October 17, 2002, between Clarus and Epicor ("Asset Purchase Agreement"). Upon the consummation of the Sale, Mr. Stephen P. Jeffery ceased serving as the Company's Chief Executive Officer and Chairman, and Mr. James McDevitt ceased serving as the Company's Chief Financial Officer.

           The description of the Asset Purchase Agreement and the transactions contemplated by it is not intended to be complete and is qualified in its entirety by the complete text of the Asset Purchase Agreement which is attached as Exhibit 2.1 to this report.

           The Company is currently seeking opportunities to sell its remaining operating assets.

ITEM 5.    Other Events and Required FD Disclosure.

           Following the Sale, Mr. Warren B. Kanders was appointed the Executive Chairman of the Company's Board of Directors, and Mr. Nigel P. Ekern was appointed the Company's Chief Administrative Officer and Secretary, each pursuant to the terms of an employment agreement with the Company. In addition, Mr. Jeffery entered into a Consulting Agreement with the Company.

           In order to supplement the Company's directors' and officers' liability insurance coverage, and to provide the Company's directors and executive officers with contractual assurance that the protection provided by the Company's Certificate of Incorporation will be available to them (regardless of any amendment or revocation of the Company's Certificate of Incorporation), the Company has agreed to enter into Indemnification Agreements with its directors and executive officers.

ITEM 7.    Financial Statements, Pro Forma Information and Exhibits

      (b)  Pro Forma Financial Information

           The following unaudited pro forma Condensed Consolidated Statements of Operations for the twelve month period ended December 31, 2001 and the nine month period ended September 30, 2002 give effect to the Sale as though it occurred on January 1, 2001. The unaudited pro forma balance sheet assumes the Sale was completed as of September 30, 2002. The unaudited pro forma financial data and the notes thereto should be read in conjunction with the Company's historical financial statements. The unaudited pro forma financial data is based upon the Company's historical consolidated financial statements and certain assumptions and estimates of the Company's management that are subject to change. The unaudited pro forma financial data is presented for illustrative purposes only and is not necessarily indicative of any future results of operations or the results that might have occurred if the Sale had actually occurred on the indicated dates.

                               CLARUS CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                          YEAR ENDED DECEMBER 31, 2001
                                                             --------------------------------------------------------
                                                                                PRO FORMA          PRO FORMA
                                                               HISTORICAL      ADJUSTMENTS         AS ADJUSTED
                                                             --------------- --------------     ----------------
        REVENUES:
           License fees                                             $ 7,807        $(4,500)(1)           $3,307
           Services fees                                              9,198         (4,543)(1)            4,655
                                                             --------------- --------------     ----------------
             Total revenues                                          17,005         (9,043)(1)            7,962
        COST OF REVENUES:
           License fees                                                 211           (122)(2)               89
           Services fees                                             12,253         (6,818)(3)            5,435
                                                             --------------- --------------     ----------------
             Total cost of revenues                                  12,464         (6,940)               5,524

        OPERATING EXPENSES:
           Research and development                                  16,220         (9,853)(4)            6,367
           Sales and marketing                                       27,294        (20,191)(5)            7,103
           General and administrative                                14,918              - (6)           14,918
           Impairment of intangible assets                           36,756        (36,756)(7)                -
           Gain on disposal of assets                                  (20)              -                  (20)
                                                             --------------- --------------     ----------------
             Operating expenses, before non-cash items               95,168        (66,800)              28,368
            Depreciation                                              3,750           (589)(8)            3,161
            Amortization                                              8,462         (8,462)(9)                -
                                                             --------------- --------------     ----------------
             Operating expenses, before compensation expense        107,380        (75,851)              31,529
            Non-cash sales and marketing                              6,740           (391)(10)           6,349
            Non-cash general and administrative                         252              -                  252
                                                             --------------- --------------     ----------------
                 Total operating expenses                           114,372        (76,242)              38,130

        Operating income/(loss)                                    (109,831)        74,139              (35,692)
        Other income                                                    107              -                  107
        Loss on impairment of investments                           (16,472)             -              (16,472)
        Interest income                                               6,570              -                6,570
        Interest expense                                                228              -                  228
                                                             --------------- --------------     ----------------
           Income/(loss) from continuing operations
             before tax provision                                  (119,854)        74,139              (45,715)
           Income tax provision                                          -               -                    -
                                                             --------------- --------------     ----------------
            Net loss from continuing operations                    (119,854)        74,139              (45,715)
                                                             =============== ==============     ================

        Loss per common share, basic and diluted
           Net loss from continuing operations                      $ (7.72)       $  4.77              $ (2.95)
                                                             =============== ==============     ================

        Weighted average shares outstanding
           Basic                                                     15,530         15,530               15,530
           Diluted                                                   15,530         15,530               15,530

                               CLARUS CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                      NINE MONTHS ENDED SEPTEMBER 30, 2002
                                                             --------------------------------------------------------
                                                                               PRO FORMA            PRO FORMA
                                                               HISTORICAL    ADJUSTMENTS           AS ADJUSTED
                                                             --------------- --------------     ----------------
        REVENUES:
           License fees                                             $ 2,649        $  (804)(1)           $1,845
           Services fees                                              5,352         (2,748)(1)            2,604
                                                             --------------- --------------     ----------------
             Total revenues                                           8,001         (3,552)(1)            4,449
        COST OF REVENUES:
           License fees                                                  21             (6)(2)               15
           Services fees                                              4,809         (2,726)(3)            2,083
                                                             --------------- --------------     ----------------
             Total cost of revenues                                   4,830         (2,732)               2,098

        OPERATING EXPENSES:
           Research and development                                   6,437         (3,508)(4)            2,929
           Sales and marketing                                        7,249         (2,200)(5)            5,049
           General and administrative                                 6,758               -(6)            6,758
           Impairment of intangible assets                           10,360        (10,360)(7)                -
           Loss on disposal of assets                                   918               -                 918
                                                             --------------- --------------     ----------------
             Operating expenses, before non-cash items               31,722        (16,068)              15,654
            Depreciation                                              3,404           (523)(8)            2,881
            Amortization                                                455           (455)(9)                -
                                                             --------------- --------------     ----------------
             Operating expenses, before compensation expense         35,581        (17,046)              18,535
            Non-cash sales and marketing                                450           (450)(10)               -
            Non-cash general and administrative                           -               -                   -
                                                             --------------- --------------     ----------------
                 Total operating expenses                            36,031        (17,496)              18,535

        Operating income/(loss)                                    (32,860)          16,676            (16,184)
        Other income                                                     26               -                  26
        Loss on impairment of investments                                 -               -                   -
        Interest income                                               1,986               -               1,986
        Interest expense                                                169               -                 169
                                                             --------------- --------------     ----------------
            Income/(loss) from continuing operations
            before tax provision                                   (31,017)          16,676            (14,341)
            Income tax provision                                          -               -                   -
                                                             --------------- --------------     ----------------
            Net loss from continuing operations                    (31,017)          16,676            (14,341)
                                                             =============== ==============     ================

        Loss per common share, basic and diluted
           Net loss from continuing operations                     $ (1.99)         $  1.07            $ (0.92)
                                                             =============== ==============     ================

        Weighted average shares outstanding
           Basic                                                     15,597          15,597              15,597
           Diluted                                                   15,597          15,597              15,597

                               CLARUS CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                    SEPTEMBER 30, 2002
                                                                   -----------------------------------------------------
                                                                                     PRO FORMA            PRO FORMA
                                                                    HISTORICAL      ADJUSTMENTS          AS ADJUSTED
                                                                   -------------- ---------------     ---------------
                                         ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                         $ 17,745           $   895(1)       $  18,640
     Marketable securities                                               84,832                 -             84,832
     Accounts receivable, less allowance for doubtful accounts
       of $631                                                              963                 -                963
     Prepaids and other current assets                                    1,488             (151)(2)           1,337
                                                                   -------------- ---------------     ---------------
Total current assets                                                    105,028               744            105,772

PROPERTY AND EQUIPMENT, NET                                               3,129             (694)(3)           2,435

OTHER ASSETS:
     Deposits and other long-term assets                                     45                 -                 45
                                                                   -------------- ---------------     ---------------
         TOTAL ASSETS                                                  $108,202            $   50           $108,252
                                                                   ============== ===============     ===============

            LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable and accrued liabilities                           $  5,200           $    -           $  5,200
     Deferred revenue                                                      2,185            (604)(4)           1,581
                                                                   -------------- ---------------     ---------------
Total current liabilities                                                  7,385            (604)              6,781
LONG-TERM LIABILITIES:
     Deferred revenue                                                         67              (5)(4)              62
     Long-term debt                                                        5,000                -              5,000
     Other long-term liabilities                                             256                -                256
                                                                   -------------- ---------------     ---------------
Total liabilities                                                         12,708            (609)             12,099

STOCKHOLDERS' EQUITY:
    Preferred stock, $0.0001 par value; 5,000,000 shares
      authorized; none issued                                                  -                -                  -
    Common stock, $0.0001 par value; 100,000,000 shares                        2                -                  2
       authorized: 15,728,108 shares issued and 15,653,108
       outstanding
    Additional paid-in capital                                           361,018                -            361,018
    Accumulated deficit                                                (265,640)              659(5)       (264,981)
    Treasury stock, at cost                                                  (2)                -                (2)
    Accumulated other comprehensive income                                   116                -                116
                                                                   -------------- ---------------     ---------------
Total stockholders' equity                                                95,494              659             96,153
                                                                   -------------- ---------------     ---------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                             $ 108,202         $     50          $ 108,252
                                                                   ============== ===============     ===============

                  Notes - Statements of Operations:

                  The Asset Sale involves the sale of certain assets associated with our electronic commerce business to Epicor. The assets sold include the following products and related assets: eProcurement, Sourcing, View (for eProcurement), eTour (for eProcurement), ClarusNet and Settlement products, our customer lists, certain contracts and certain intellectual property rights that are primarily related to the transferred assets, maintenance payments that we received between October 17, 2002, and the closing date of the Asset Sale for maintenance and services to be performed by Epicor after the closing date of the Asset Sale, and certain property and equipment.

                 (1) Reflects the revenues directly associated with the products and certain contracts included in the Asset Sale.
                 (2)   Represents the cost of royalties associated with products
                       licensed to customers included in the Asset Sale.
                 (3)   Cost of services revenue associated with the assets sold.
                       With the exception of our Cashbook product, services
                       costs are not capable of being calculated on a product-by-product basis. All cost of services revenue, other than cost of services revenue attributable to the Cashbook product, has been allocated based upon revenue.
                 (4) Reflects the development costs associated with the assets sold allocated based upon the research and development headcount by product.
                 (5) Represents the sales and marketing expenses associated with the assets sold based upon an allocation utilizing license fee revenue as the basis.
                 (6) General and administrative expenses are not included in the assets sold. The majority of our general and administrative costs are related to administration and our facilities.
                 (7) Reflects the intangible impairment loss related to the assets sold.
                 (8) Depreciation related to the specific property and equipment included in the Asset Sale.
                 (9) Amortization of the intangible assets included in the Asset Sale.
                 (10) Noncash sales and marketing expense related to sales and marketing agreements included in the Asset Sale.

                  Notes - Balance Sheet

                 (1) Includes the $1.0 million closing cash payment less certain expenses related to the sale including $50,000 to be paid to our financial advisor, U.S. Bancorp Piper Jaffray and $55,000 to Willamette for issuing a fairness opinion.
                 (2) Prepaid expenses for future support related to licensed products used in research and development that are included in the Asset Sale.
                 (3) Net book value of property and equipment that are included in the Asset Sale.
                 (4) Deferred revenue associated with the products and certain contracts included in the Asset Sale.
                 (5) Gain on the Asset Sale assuming the transaction occurred on September 30, 2002. The gain on sale is calculated is follows (in thousands):

                         Total proceeds from sale               $ 1,000
                         Less:
                            Transaction costs                       105
                                                            ------------
                         Net proceeds from sale                     895

                         Assets sold to Epicor:
                           Prepaid assets                           151
                           Property and equipment                   694
                                                            ------------
                           Total Assets sold to Epicor              845

                         Liabilities assumed by Epicor:
                              Deferred revenue                      609
                                                            ------------

                           Net assets sold to Epicor                236
                                                            ------------

                           Gain on sale of assets                $  659
                                                            ------------

      (c)  Exhibits

           2.1 Asset Purchase Agreement, dated as of October 17, 2002, by and between Epicor Software Corporation and Clarus Corporation (Incorporated by reference from the Company's Form 8-K filed on October 18, 2002)
           2.2 Form of Bill of Sale and Assumption Agreement (Incorporated by reference from the Company's Form 8-K filed on October 18, 2002)
           2.3 Form of Trademark Assignment (Incorporated by reference from the Company's Form 8-K filed on October 18, 2002)
           2.4 Form of Patent Assignment (Incorporated by reference from the Company's Form 8-K filed on October 18, 2002)
           2.5 Form of Noncompetition Agreement (Incorporated by reference from the Company's Form 8-K filed on October 18, 2002)
           2.6 Form of Legal Opinion (Incorporated by reference from the Company's Form 8-K filed on October 18, 2002)
           2.7 Form of Transition Services Agreement (Incorporated by reference from the Company's Form 8-K filed on October 18, 2002)
           2.8 Form of Escrow Agreement (Incorporated by reference from the Company's Form 8-K filed on October 18, 2002)
           2.9 Source Code Sublicense Agreement (Incorporated by reference from the Company's Form 8-K filed on October 18, 2002)
           10.1 Form of Indemnification Agreement for Directors and Executive Officers of the Company.
           10.2 Employment Agreement, dated as of December 6, 2002, between the Company and Warren B. Kanders.
           10.3 Employment Agreement, dated as of December 6, 2002, between the Company and Nigel P. Ekern.
           10.4 Consulting Agreement, dated as of December 6, 2002, between the Company and Stephen P. Jeffery.
           99.1 Press Release







                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CLARUS CORPORATION


Date: December 23, 2002            /S/  NIGEL P. EKERN
                                   --------------------------
                                   NIGEL P. EKERN
                                   Chief Administrative Officer

                                 EXHIBIT INDEX


           2.1 Asset Purchase Agreement, dated as of October 17, 2002, by and between Epicor Software Corporation and Clarus Corporation (Incorporated by reference from the Company's Form 8-K filed on October 18, 2002)
           2.2 Form of Bill of Sale and Assumption Agreement (Incorporated by reference from the Company's Form 8-K filed on October 18, 2002)
           2.3 Form of Trademark Assignment (Incorporated by reference from the Company's Form 8-K filed on October 18, 2002)
           2.4 Form of Patent Assignment (Incorporated by reference from the Company's Form 8-K filed on October 18, 2002)
           2.5 Form of Noncompetition Agreement (Incorporated by reference from the Company's Form 8-K filed on October 18, 2002)
           2.6 Form of Legal Opinion (Incorporated by reference from the Company's Form 8-K filed on October 18, 2002)
           2.7 Form of Transition Services Agreement (Incorporated by reference from the Company's Form 8-K filed on October 18, 2002)
           2.8 Form of Escrow Agreement (Incorporated by reference from the Company's Form 8-K filed on October 18, 2002)
           2.9 Source Code Sublicense Agreement (Incorporated by reference from the Company's Form 8-K filed on October 18, 2002)
           10.1 Form of Indemnification Agreement for Directors and Executive Officers of the Company.
           10.2 Employment Agreement, dated as of December 6, 2002, between the Company and Warren B. Kanders.
           10.3 Employment Agreement, dated as of December 6, 2002, between the Company and Nigel P. Ekern.
           10.4 Consulting Agreement, dated as of December 6, 2002, between the Company and Stephen P. Jeffery.
           99.1 Press Release